Exhibit 99.1

Epic Bancorp

851 Irwin Street

San Rafael, CA  94901

(415) 460-2760

For Immediate Release
October 13, 2004

Contact:	Kit M. Cole
Chairman/CEO 415-460-2760

Epic Bancorp Announces Record Quarterly and Year-to-Date Earnings

San Rafael, CA—October 13, 2004—Epic Bancorp (“the Company”) (NASDAQ:EPIK), the holding company for Tamalpais Bank (“the Bank”), today reported record third quarter and nine-month earnings for the quarter ended September 30, 2004.

The Company reported net income of $966,000, or $0.26 per diluted share, for the third quarter of 2004 compared to $686,000, or $0.21 per diluted share, for the same period in 2003, representing a 41% increase in net income and a 24% increase in earnings per share.

For the nine months ended September 30, 2004 the Company had net income of $2.40 million, or $0.66 per diluted share, compared to $2.07 million, or $0.65 per diluted share, for the same period in 2003.

Return on average common equity for the three and nine months ended September 30 were 17.8% and 16.0%, respectively, compared to 22.8% and 22.9% for the three and nine months for the same period in 2003, respectively.

Highlights for the most recent quarter included the:

•                  Company listing on the NASDAQ Small Cap market.

•                  Promotion of Mark Garwood to CEO of Tamalpais Bank, the Company’s wholly-owned subsidiary, effective December 31, 2004.

•      Decision to have Ms. Cole, the Company’s CEO, change her focus towards exploring opportunities for the expansion of the Epic brand.

“We are pleased with the liquidity made possible by our NASDAQ listing,” said. Ms. Cole. “Our improved access to capital markets as a result of the listing greatly enhances our growth prospects.”

Total assets of the Company increased to $402 million as of September 30, 2004, up 33% from $302 million in total assets as of December 31, 2003.  For the nine months ended September 30, 2004, the Company’s loans grew $57 million to $304 million, stockholders’ equity increased $8 million to $22 million, and deposits rose $31 million to $243 million.

“The investments in new branches made in the first half of the year,” said Mr. Garwood, “bolster our campaign to aggressively increase our market share in Marin County.”  Tamalpais Bank has five branches in Marin County, each of which are full service and open 9:30 am to 5:30 pm, Monday thru Friday”.

Epic Bancorp is the holding company for Tamalpais Bank, which operates five full service branches in Marin County, California.  The Company had $402 million in assets and $243 million in deposits for the period ended September 30, 2004.  Shares of the Company’s common stock are traded on the NASDAQ Small Cap Market System under the symbol EPIK.  For further information please contact Ms. Cole at 415-460-2760 or Mr. Garwood at (415) 454-1212.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality and certain operating efficiencies resulting from the operations of Tamalpais Bank. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; and (4) legislation or regulatory requirements or changes adversely affect the business in which the combined organization will be engaged;(5) other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

EPIC BANCORP AND SUBSIDIARIES

Consolidated Balance Sheets

	September 30,	December 31,
	2004	2003	$ Change	% Change
	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$4,393,837	$7,108,858	$(2,715,021)	-38.2%
Federal funds sold	1,046,085	7,681,259	(6,635,174)	-86.4%
Total Cash and Cash Equivalents	5,439,922	14,790,117	(9,350,195)	-63.2%

Interest-bearing time deposits in other financial institutions	989,308	12,844,233	(11,854,925)	-92.3%
Investment securities
Available-for-sale	33,620,274	—	33,620,274	N/A
Held-to-maturity, at cost	44,731,229	18,907,115	25,824,114	136.6%
Federal Home Loan Bank restricted stock, at cost	6,870,000	3,609,300	3,260,700	90.3%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	307,111,418	249,144,433	57,966,985	23.3%
Less: Allowance for loan losses	(3,358,195)	(2,726,078)	(632,117)	23.2%
	303,753,223	246,418,355	57,334,868	23.3%
Bank premises and equipment, net	2,638,601	1,518,231	1,120,370	73.8%
Accrued interest receivable	1,923,184	1,303,658	619,526	47.5%
Other assets	2,172,934	2,519,554	(346,620)	-13.8%
Total Assets	$402,188,675	$301,960,563	$100,228,112	33.2%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	$12,048,399	$9,528,413	$2,519,986	26.4%
Interest-bearing checking deposits	6,809,330	9,588,911	(2,779,581)	-29.0%
Money market and saving deposits	90,552,746	87,057,662	3,495,084	4.0%
Certificates of deposit greater than or equal to $100,000	39,352,736	28,033,838	11,318,898	40.4%
Certificates of deposit less than $100,000	93,972,927	77,417,310	16,555,617	21.4%
Total Deposits	242,736,138	211,626,134	31,110,004	14.7%
Federal Home Loan Bank Advances	124,115,819	65,101,242	59,014,577	90.7%
Junior Subordinated Debentures	10,310,000	10,310,000	—	0.0%
Accrued interest payable and other liabilities	2,801,117	1,049,088	1,752,029	167.0%
Total Liabilities	379,963,074	288,086,464	91,876,610	31.9%

Commitment and Contingencies

Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,658,022 and 3,136,959 shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	10,146,138	3,712,516	6,433,622	173.3%
Retained earnings	12,290,546	10,161,583	2,128,963	21.0%
Accumulated other comprehensive income	(211,083)	—	(211,083)	N/A
Total Stockholders’ Equity	22,225,601	13,874,099	8,351,502	60.2%
Total Liabilities and Stockholders’ Equity	$402,188,675	$301,960,563	$100,228,112	33.2%

EPIC BANCORP AND SUBSIDIARIES

Consolidated Statements of Income (Unaudited)

For the Three Months Ended September 30, 2004 and 2003

	Three Months Ended
	September 30,
	2004	2003	$ Change	% Change

Interest Income
Interest and fees on loans	$4,908,830	$3,891,353	$1,017,477	26.1%
Interest on investment securities	697,653	328,433	369,220	112.4%
Interest on Federal funds sold	8,735	3,005	5,730	190.7%
Interest on other investments	97,533	34,109	63,424	185.9%
Interest on deposits in other financial institutions	8,257	34,739	(26,482)	-76.2%
Total Interest Income	5,721,008	4,291,639	1,429,369	33.3%
Interest Expense
Interest expense on deposits	1,157,580	1,034,436	123,144	11.9%
Interest expense on borrowed funds	765,578	380,738	384,840	101.1%
Interest expense on Junior Subordinated Debentures	140,341	127,315	13,026	10.2%
Total Interest Expense	2,063,499	1,542,489	521,010	33.8%
Net Interest Income Before Provision for Loan Losses	3,657,509	2,749,150	908,359	33.0%
Provision for Loan Losses	53,417	167,000	(113,583)	-68.0%
Net Interest Income After Provision for Loan Losses	3,604,092	2,582,150	1,021,942	39.6%
Noninterest Income
Gain (Loss) on sale of loans, net	156,207	7,177	149,030	2076.5%
Gain (Loss) on sale of securities, net	(10,630)	(1,175)
Loan servicing	29,176	20,347	8,829	43.4%
Other income	86,637	123,038	(36,401)	-29.6%
Total Noninterest Income	261,390	149,387	112,003	75.0%
Noninterest Expenses
Salaries and benefits	1,239,633	875,352	364,281	41.6%
Occupancy	278,209	155,489	122,720	78.9%
Advertising	113,218	97,228	15,990	16.4%
Professional	57,063	60,236	(3,173)	-5.3%
Data processing	77,428	49,482	27,946	56.5%
Equipment and depreciation	52,639	52,140	499	1.0%
Other administrative	398,112	302,145	95,967	31.8%
Total Noninterest Expense	2,216,302	1,592,072	624,230	39.2%

Income Before Income Taxes	1,649,180	1,139,465	509,715	44.7%
Provision for Income Taxes	683,000	453,000	230,000	50.8%
Net Income	$966,180	$686,465	$279,715	40.7%
Earnings Per Share
Basic	$0.26	$0.22	$0.04	18.2%

Diluted	$0.26	$0.21	$0.05	23.8%

EPIC BANCORP AND SUBSIDIARIES

Consolidated Statements of Income (Unaudited)

For the Nine Months Ended September 30, 2004 and 2003

	Nine Months Ended
	September 30,
	2004	2003	$ Change	% Change

Interest Income
Interest and fees on loans	$13,906,039	$11,196,555	$2,709,484	24.2%
Interest on investment securities	1,489,550	1,266,935	222,615	17.6%
Interest on Federal funds sold	49,004	12,811	36,193	282.5%
Interest on other investments	197,203	142,521	54,682	38.4%
Interest on deposits in other financial institutions	66,765	132,292	(65,527)	-49.5%
Total Interest Income	15,708,561	12,751,114	2,957,447	23.2%
Interest Expense
Interest expense on deposits	3,147,386	3,223,899	(76,513)	-2.4%
Interest expense on borrowed funds	1,891,421	1,150,735	740,686	64.4%
Interest expense on Junior Subordinated Debentures	396,879	391,006	5,873	1.5%
Total Interest Expense	5,435,686	4,765,640	670,046	14.1%
Net Interest Income Before Provision for Loan Losses	10,272,875	7,985,474	2,287,401	28.6%
Provision for Loan Losses	632,117	568,956	63,161	11.1%
Net Interest Income After Provision for Loan Losses	9,640,758	7,416,518	2,224,240	30.0%
Noninterest Income
Gain (Loss) on sale of loans, net	156,207	7,177	149,030	2076.5%
Gain (Loss) on sale of securities, net	(36,972)	(1,175)	(35,797)	3046.6%
Loan servicing	125,941	93,033	32,908	35.4%
Other income	244,161	312,027	(67,866)	-21.8%
Total Noninterest Income	489,337	411,062	78,275	19.0%
Noninterest Expenses
Salaries and benefits	3,509,010	2,499,586	1,009,424	40.4%
Occupancy	708,122	419,793	288,329	68.7%
Advertising	243,278	206,850	36,428	17.6%
Professional	357,253	179,658	177,595	98.9%
Data processing	180,386	136,122	44,264	32.5%
Equipment and depreciation	209,179	180,958	28,221	15.6%
Other administrative	1,030,929	777,981	252,948	32.5%
Total Noninterest Expense	6,238,157	4,400,948	1,837,209	41.7%

Income Before Income Taxes	3,891,938	3,426,632	465,306	13.6%
Provision for Income Taxes	1,489,408	1,357,072	132,336	9.8%
Net Income	$2,402,530	$2,069,560	$332,970	16.1%
Earnings Per Share
Basic	$0.68	$0.66	$0.02	3.0%

Diluted	$0.66	$0.65	$0.01	1.5%

EPIC BANCORP AND SUBSIDIARIES

Selected Ratios and Other Data

Unaudited

(Dollars in Thousands Except Per Share Amounts)

	At or For the		At or For the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Profitability Ratios:
Return on average assets	0.95%	0.95%	0.86%	0.98%
Return on average equity	17.78%	22.75%	16.00%	22.86%
Net Interest Margin	3.65%	3.86%	3.93%	3.99%
Efficiency ratio	56.6%	54.9%	58.0%	52.4%

Other Information:
Average total assets	$405,772	$290,446	$372,950	$280,193
Average interest earning assets	397,641	282,419	364,172	272,843
Average equity	21,735	12,069	20,026	12,069
Basic earnings per share	0.26	0.22	0.68	0.66
Diluted earnings per share	0.26	0.21	0.66	0.65

	At September 30	At December 31
	2004	2003
Share Information:
Book value per share	$6.08	$4.42
Shares outstanding	3,658,022	3,136,959

Asset Quality Information:
Non-performing loans	$566	$—
Other real estate owned	—	—
Allowance for loan losses	3,358	2,726
Non-performing loans / total loans	0.18%	0.00%
Non-performing assets / total assets	0.14%	0.00%
Allowance for loan losses / loans outstanding	1.09%	1.09%
Allowance for loan losses / non-accrual loans	593.32%	N/A

Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	7.91%	7.62%
Tier 1 risk based capital ratio	10.45%	9.78%
Total risk based capital ratio	11.55%	10.89%

EPIC BANCORP AND SUBSIDIARIES

Average Balance Sheets (Unaudited)

	For the Three Months Ended
	9/30/04			9/30/03
(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid
Assets
Investment securities - taxable (1)	$81,654	$698	3.40%	$52,166	$328	2.55%
Other investments	6,833	98	5.68%	3,970	34	3.47%
Interest bearing deposits in other financial institutions	1,080	8	3.04%	3,315	35	4.28%
Federal funds sold	2,548	9	1.36%	1,250	4	1.30%
Loans (2)	305,525	4,909	6.39%	221,718	3,891	7.12%
Total Interest Earning Assets	397,641	5,721	5.79%	282,419	4,292	6.16%
Allowance for loan losses	(3,333)			(2,415)
Cash and due from banks	4,681			3,027
Net premises, furniture and equipment	2,583			1,581
Other assets	4,201			5,834
Total Assets	$405,772			$290,446

Liabilities and Shareholders’ Equity
Interest bearing checking	$6,478	11	0.66%	$6,138	12	0.78%
Savings deposits (3)	92,544	361	1.57%	78,412	286	1.45%
Time deposits	134,677	785	2.35%	109,196	737	2.68%
Other borrowings	126,084	766	2.44%	65,039	381	2.32%
Junior Subordinated Debentures	10,310	140	5.47%	10,310	127	4.89%
Total Interest Bearing Liabilities	370,093	2,063	2.21%	269,095	1,543	2.27%
Noninterest deposits	11,385			7,611
Other liabilities	2,559			1,671
Total Liabilities	384,038			278,377
Shareholders’ Equity	21,735			12,069
Total Liabilities and Shareholders’ Equity	$405,772			$290,446

Net interest income		$3,658			$2,749
Net interest spread (4)			3.57%			3.89%
Net interest margin (5)			3.65%			3.86%

(1)          The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)          Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)          Savings deposits include Money Market accounts.

(4)          Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)          Net interest margin is the net yield on average interest earning assets.

	For the Nine Months Ended
	9/30/04			9/30/03
(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid
Assets
Investment securities - taxable (1)	$62,596	$1,490	3.18%	$61,108	$1,267	2.77%
Other investments	6,674	197	3.95%	3,934	143	4.86%
Interest bearing deposits in other financial institutions	4,324	67	2.06%	4,465	132	3.95%
Federal funds sold	6,441	49	1.02%	1,516	13	1.15%
Loans (2)	284,137	13,906	6.54%	205,012	11,196	7.30%
Total Interest Earning Assets	364,172	15,709	5.76%	276,035	12,751	6.18%
Allowance for loan losses	(3,078)			(2,225)
Cash and due from banks	4,618			2,671
Net premises, furniture and equipment	2,183			1,471
Other assets	5,055			5,658
Total Assets	$372,950			$283,610

Liabilities and Shareholders’ Equity
Interest bearing checking	$6,130	30	0.65%	$5,834	38	0.87%
Savings deposits (3)	90,145	990	1.47%	77,788	915	1.57%
Time deposits	121,312	2,127	2.34%	104,638	2,271	2.90%
Other borrowings	107,442	1,891	2.35%	64,683	1,151	2.38%
Junior Subordinated Debentures	10,310	397	5.14%	10,310	391	5.07%
Total Interest Bearing Liabilities	335,339	5,436	2.17%	263,253	4,766	2.42%
Noninterest deposits	11,284			6,447
Other liabilities	6,301			1,969
Total Liabilities	352,924			271,669
Shareholders’ Equity	20,026			11,941
Total Liabilities and Shareholders’ Equity	$372,950			$283,610

Net interest income		$10,273			$7,985
Net interest spread (4)			3.60%			3.76%
Net interest margin (5)			3.77%			3.87%

(1)          The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)          Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)          Savings deposits include Money Market accounts.

(4)          Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)          Net interest margin is the net yield on average interest earning assets.